SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported March 31, 2006)

NOMURA HOME EQUITY LOAN, INC.

(as depositor under the Pooling and Servicing Agreement,
dated as of February 1, 2006, providing for the issuance of
Nomura Home Equity Loan, Inc., Home Equity Loan Trust, Series 2006-HE1, Asset-Backed Certificates)

NOMURA HOME EQUITY LOAN, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-126435	20-2748651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two World Financial Center, Building B, 21st Floor, New York, New York		10281
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (212) 667-9300.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Amendment to Pooling & Servicing Agreement

On March 9, 2006, a series of certificates, entitled Nomura Home Equity Loan, Inc., Home Equity Loan Trust, Asset-Backed Certificates (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of February 1, 2006 (the “Agreement”), among Nomura Home Equity Loan, Inc., as depositor (the “Depositor”), Nomura Credit & Capital, Inc., as sponsor (the “Sponsor”), Wells Fargo Bank, National Association, as master servicer and securities administrator (the “Master Servicer and Securities Administrator”), Ocwen Loan Servicing, LLC, as servicer (“Ocwen”) and HSBC Bank USA, National Association, as trustee (the “Trustee”), which Agreement was the subject of, and exhibit to a Form 8-K filed with the United States Securities and Exchange Commission on April 6, 2006.

The Sponsor, as owner of the Mortgage Loans sold to the trust fund, retained certain rights relating to the servicing of certain of the Mortgage Loans (the “Servicing Retained Mortgage Loans”), including the right to terminate and replace Ocwen at any time, without cause with respect to the Servicing Retained Mortgage Loans. As of March 31, 2006, the Sponsor sold the servicing rights with respect to the Servicing Retained Mortgage Loans to Wells Fargo Bank, N.A. (“Wells Fargo”). As a result, the Depositor, the Sponsor, the Master Servicer and Securities Administrator, Wells Fargo, Ocwen and the Trustee entered into a Servicer Appointment, Assumption and Amendment Agreement to the Agreement (the “Amendment”), dated as of March 31, 2006, attached hereto as Exhibit 4.1. The Amendment reflects the appointment of Wells Fargo as a successor servicer to the Servicing Retained Mortgage Loans.

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits

Exhibit No.	Description
4.1
Servicer Appointment, Assumption and Amendment Agreement, dated as of March 31, 2006, to the Pooling and Servicing Agreement, dated as of February 1, 2006, by and among the Sponsor, the Depositor, the Master Servicer and Securities Administrator, Wells Fargo, Ocwen and the Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 6, 2006

NOMURA HOME EQUITY LOAN INC.

By:	/s/ John P. Graham
Name:	John P. Graham
Title:	Managing Director

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
4.1	Servicer Appointment, Assumption and Amendment Agreement, dated as of March 31, 2006, to the Pooling and Servicing Agreement, dated as of February 1, 2006, by and among the Sponsor, the Depositor, the Master Servicer and Securities Administrator, Wells Fargo, Ocwen and the Trustee	7